                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Rural Cellular Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                     [LOGO]

April   , 1998

Dear Shareholder of Rural Cellular Corporation:

On behalf of the Board of Directors and Management, it is my pleasure to invite you to the Annual Meeting of Rural Cellular Corporation (RCC) Shareholders.

The annual meeting will be held on Thursday, May 21, 1998 at Arrowwood, A Radisson Resort, 2100 Arrowwood Lane in Alexandria, Minnesota, at 2:00 p.m., Minnesota time. At the meeting, we will vote on the matters described in the attached Proxy Statement and Notice of Annual Meeting of Shareholders. Additionally, we will review RCC's progress and recent growth initiatives as well as our vision and strategy for continued growth and success.

You are urged to read the enclosed Notice of Annual Meeting and Proxy Statement so that you may be informed about the business to come before the Annual Meeting of Shareholders. It is also important that you complete and sign the enclosed proxy. RCC is your company, and I strongly urge you to exercise your right to vote. Included with the Proxy Statement is the Company's Annual Report and Form 10-K for fiscal year 1997 as filed with the Securities and Exchange Commission.

PLEASE MARK, SIGN AND RETURN YOUR PROXY(IES) PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

On behalf of your Board of Directors and Management, thank you for returning your proxy and for your continued support of and interest in Rural Cellular Corporation.

We hope that you will be able to attend the meeting and look forward to seeing you there.

Sincerely,

Richard P. Ekstrand
President and Chief Executive Officer

                           RURAL CELLULAR CORPORATION
                            3905 DAKOTA STREET S.W.
                          ALEXANDRIA, MINNESOTA 56308

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 21, 1998

                            ------------------------

Please take notice that the Annual Meeting of the Shareholders of Rural Cellular Corporation, a Minnesota corporation (the "Company"), will be held at Arrowwood, A Radisson Resort, 2100 Arrowwood Lane, Alexandria, Minnesota, on Thursday, May 21, 1998 at 2:00 p.m., Minnesota time, to consider and vote upon the following matters:

1. To approve an amendment to the Company's Bylaws regarding the number of directors;

2.  To elect two directors, each for a three-year term;

3. To approve an increase in the number of shares authorized to be issued under the 1995 Stock Compensation Plan;

4. To ratify appointment of Arthur Andersen LLP as the Company's independent auditors for fiscal 1998; and

5. To act upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors of the Company has fixed the close of business on March 23, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. The transfer books of the Company will not be closed.

Shareholders are urged to complete, date, sign, and return the accompanying Proxy in the enclosed, self-addressed envelope. The Board of Directors of the Company sincerely hopes, however, that all shareholders who can attend the Annual Meeting will do so.

BY ORDER OF THE BOARD OF DIRECTORS

           [SIGNATURE]

Don C. Swenson
Secretary

Dated: April   , 1998

                           RURAL CELLULAR CORPORATION
                            3905 DAKOTA STREET S.W.
                          ALEXANDRIA, MINNESOTA 56308

                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 21, 1998

                            ------------------------

                     SOLICITATION AND REVOCATION OF PROXIES

    The accompanying Proxy is solicited by the Board of Directors of Rural Cellular Corporation (the "Company") in connection with the Annual Meeting of the Shareholders of the Company, which will be held on May 21, 1998, and any adjournments thereof.

    The person giving the enclosed Proxy has the power to revoke it at any time prior to the convening of the Annual Meeting. Revocation must be in writing, signed in exactly the same manner as the Proxy, and dated. Revocations of Proxy will be honored if received at the offices of the Company, addressed to Don C. Swenson, Secretary, on or before May 20, 1998. In addition, on the day of the meeting, prior to the convening thereof, revocations may be delivered to the tellers, who will be present at the meeting. Revocation may also be effected by delivery of an executed, later dated Proxy. Unless revoked, all properly executed Proxies received in time will be voted.

    Proxies not revoked will be voted in accordance with the choice specified by shareholders on the Proxies. Proxies which are signed but which lack any such specification will, subject to the following, be voted FOR the directors nominated by the Board of Directors and listed herein and FOR Items 1, 3 and 4. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder will be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker turns in a "non-vote" Proxy, indicating a lack of voting instruction by the beneficial holder of the shares and lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote Proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

    The Company will pay for costs of soliciting Proxies, including the costs of preparing and mailing the Notice of Annual Meeting of Shareholders and this Proxy Statement. Solicitation will be primarily by mailing this Proxy Statement to all shareholders entitled to vote at the meeting. Proxies may be solicited by officers or other employees of the Company who will receive no special compensation for their services. The Company may reimburse brokers, banks, and others holding shares in their names for others for the costs of forwarding proxy material to, and obtaining Proxies from, beneficial owners.

    The Annual Report of the Company, including financial statements, for the fiscal year ended December 31, 1997, is being mailed with this Proxy Statement. Copies of this Proxy Statement and Proxies will first be mailed to shareholders
on or about April   , 1998.

                                 VOTING RIGHTS

    Only shareholders of record at the close of business on March 23, 1998 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of that date, there were issued and outstanding 7,612,504 shares of Class A Common Stock and 1,260,668 shares of Class B Common Stock, the only classes of securities of the Company entitled to vote at the meeting. Each holder of record of Class A Common Stock is entitled to one vote for each share registered in his or her name as of the record date, and each holder of record of Class B Common Stock is entitled to ten votes for each share registered in his or her name as of the record date. The Articles of Incorporation of the Company do not grant the shareholders the right to vote cumulatively for the election of directors. No shareholder will have appraisal rights or similar dissenter's rights as a result of any matters expected to be voted on at the meeting. The presence in person or by proxy of holders of a majority of the voting power represented by the outstanding shares of the Class A and Class B Common Stock, in the aggregate, entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business.

                             COMMON STOCK OWNERSHIP

    The following table sets forth certain information provided to the Company by the holders or contained in the Company's stock ownership records regarding beneficial ownership of the Company's Common Stock as of March 23, 1998 by (i) each person known by the Company to be the beneficial owner of more than 5% of any class of the Company's outstanding Common Stock; (ii) the Chief Executive Officer and each executive officer whose total annual salary and bonus exceeded $100,000 during the year ended December 31, 1997 ("Named Executive Officers");
(iii) each director of the Company; and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares listed. In accordance with the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial holder of shares that such person has a right to acquire by exercise of an option exercisable at or becoming exercisable within 60 days of the record date ("currently exercisable option").

                                                              CLASS A                   CLASS B
                                                           COMMON STOCK               COMMON STOCK
                                                     -------------------------  ------------------------   PERCENTAGE OF
NAME AND ADDRESS                                     NUMBER OF   PERCENTAGE OF  NUMBER OF  PERCENTAGE OF  COMBINED VOTING
OF BENEFICIAL OWNER                                    SHARES        CLASS       SHARES        CLASS           POWER
---------------------------------------------------  ----------  -------------  ---------  -------------  ---------------
Franklin Resources, Inc.(1) .......................     953,080      12.5   %      --           --              4.7   %
  777 Mariners Island Boulevard
  San Mateo, CA 94404

Telephone & Data Systems, Inc.(2) .................     671,799       8.8         137,398      10.9   %        10.1
  30 North LaSalle Street
  Chicago, IL 60602

T. Rowe Price Associates, Inc.(3) .................     511,400       6.7          --           --              2.5
  100 E. Pratt Street
  Baltimore, MD 21202

Goldman Sachs & Co.(4) ............................     495,800       6.5          --           --              2.5
  85 Broad Street
  New York, New York 10004

                                                              CLASS A                   CLASS B
                                                           COMMON STOCK               COMMON STOCK
                                                     -------------------------  ------------------------   PERCENTAGE OF
NAME AND ADDRESS                                     NUMBER OF   PERCENTAGE OF  NUMBER OF  PERCENTAGE OF  COMBINED VOTING
OF BENEFICIAL OWNER                                    SHARES        CLASS       SHARES        CLASS           POWER
---------------------------------------------------  ----------  -------------  ---------  -------------  ---------------
Arvig Enterprises, Inc. ...........................     358,893       4.7   %     121,664       9.7   %         7.8   %
  160 2nd Ave. S.W.
  Perham, MN 56573

Consolidated Telephone Company ....................     201,107       2.6          86,189       6.8             5.3
  1102 Madison Street
  Brainerd, MN 56401

Melrose Telcom, Inc. ..............................     185,487       2.4          79,493       6.3             4.8
  320 East Main Street
  Melrose, MN 56352

Paul Bunyan Rural .................................      94,106       1.2          85,332       6.8             4.7
  Telephone Cooperative(5)
  1831 Anne Street NW
  Bemidji, MN 56601

West Central CelCom, Inc. .........................      --           --           79,857       6.3             3.9
  209 Minnesota Avenue
  Sebeka, MN 56477

Richard P. Ekstrand(6).............................     173,226       2.3          32,708       2.6             2.5

Robert K. Eddy(7)..................................     158,123       2.1          54,289       4.3             3.5

Jeffrey S. Gilbert(8)..............................      30,885        *           --           --               *

Marvin C. Nicolai(9)...............................     212,607       2.8          86,189       6.8             5.3

George M. Revering(10).............................      25,994        *           38,538       3.1             2.0

Don C. Swenson(11).................................     374,257       4.9         121,664       9.7             7.9

George W. Wikstrom(12).............................      93,535       1.2          34,944       2.8             2.2

Scott G. Donlea(13)................................      29,024        *           --           --               *

Wesley E. Schultz(14)..............................      46,083        *           --           --               *

All directors and executive officers as a group (9    1,143,734      14.6         368,332      29.2            23.6
  persons)(15).....................................

------------------------

* Denotes less than 1%.

 (1) Based on Schedule 13G dated January 30, 1998, filed jointly by Franklin Resources, Inc., Charles B. Johnson and Rupert H. Johnson, Jr., principal shareholders of Franklin Resources, Inc., and Franklin Advisers, Inc., a subsidiary of Franklin Resources, Inc. Franklin Advisers, Inc. has sole voting and dispositive power over such shares, which are held for the benefit of investment advisory clients.

 (2) Includes 100% of Rural Cellular Corporation Class A and B shares owned by Arvig Cellular, Inc. (172,348 Class A and 70,243 Class B); Mid-State Telephone Co. (74,746 Class A and 31,177 Class B); Minnesota Invco RSA #5 (339,705 Class A and 31,177 Class B); and Hancock Cellular Telephone Company (85,000 Class A and 4,801 Class B). Telephone and Data Systems, Inc. owns (i) 100% of TDS Telecommunications Corporation, which owns 100% of Arvig Telcom, Inc., which in turn owns 100% of Arvig Cellular, Inc., and 100% of Mid-State Telephone Co. and (ii) approximately 80% of the issued and outstanding shares of United States Cellular Corporation, which owns 100% of United States Cellular Investment Company, which owns 100% of Minnesota Invco RSA #5, Inc., and 30% of Hancock Telephone Company.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(FOOTNOTES CONTINUED FROM PRECEDING PAGE)

 (3) Based on Schedule 13G dated February 12, 1998. According to a statement provided by T. Rowe Price Associates, Inc., "These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. (Price Associates) serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities."

 (4) Based on Schedule 13G dated February 14, 1998, filed jointly by Goldman Sachs & Co. and The Goldman Sachs Group, LP, which have shared voting and shared dispositive powers over such shares, which are held for the benefit of investment advisory clients.

 (5) Includes 19,285 shares of Class A Common Stock owned by a subsidiary of Paul Bunyan Rural Telephone Cooperative.

 (6) Includes 97,276 shares of Class A Common Stock and 32,708 shares of Class B Common Stock owned by Lowry Telephone Co., Inc., of which Mr. Ekstrand is the sole shareholder and Vice President, and 1,500 shares of Class A Common Stock held by or on behalf of Mr. Ekstrand's children. Also includes 73,950 shares of Class A Common Stock that may be purchased upon exercise of currently exercisable options.

 (7) Includes 145,123 shares of Class A Common Stock and 54,289 shares of Class B Common Stock owned by Sherburne Tel-Com, Inc., of which Mr. Eddy is President. Sherburne Tel-Com, Inc. is a subsidiary of Sherburne Tele Systems, Inc., of which Mr. Eddy is a shareholder. Also includes 10,500 shares of Class A Common Stock that may be purchased upon exercise of currently exercisable options.

 (8) Includes 19,285 shares of Class A Common Stock owned by Northern Communications, Inc., of which Mr. Gilbert is the General Manager. Mr. Gilbert disclaims beneficial ownership of these shares. Also includes 10,500 shares of Class A Common Stock that may be purchased upon exercise of currently exercisable options.

 (9) Includes 201,107 shares of Class A Common Stock and 86,189 shares of Class B Common Stock owned by Consolidated Telephone Company, of which Mr. Nicolai is the General Manager. Mr. Nicolai disclaims beneficial ownership of these shares. Also includes 10,500 shares of Class A Common Stock that may be purchased upon exercise of currently exercisable options.

(10) Includes 26,200 shares of Class B Common Stock owned by Midwest Telephone Company, of which Mr. Revering is General Manager, and 14,394 shares of Class A Common Stock and 12,338 shares of Class B Common Stock owned by Peoples Telephone Company of Big Fork, of which Mr. Revering is President. Mr. Revering disclaims beneficial ownership of these shares. Also includes 10,500 shares of Class A Common Stock that may be purchased upon exercise of currently exercisable options.

(11) Includes 358,893 shares of Class A Common Stock and 121,664 shares of Class B Common Stock owned by affiliates of Arvig Enterprises, Inc., of which Mr. Swenson is a member of the Board of Directors. Mr. Swenson disclaims beneficial ownership of these shares. Also includes 10,500 shares of Class A Common Stock that may be purchased upon exercise of currently exercisable options.

(12) Includes 81,535 shares of Class A Common Stock and 34,944 shares of Class B Common Stock owned by Wikstrom Telephone Company, Inc., of which Mr. Wikstrom is a shareholder and Vice President. Mr. Wikstrom disclaims beneficial ownership of these shares. Also includes 10,500 shares of Class A Common Stock that may be purchased upon exercise of currently exercisable options.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(FOOTNOTES CONTINUED FROM PRECEDING PAGE)

(13) Includes four shares of Class A Common Stock owned by or on behalf of Mr. Donlea's wife and children and 29,020 shares of Class A Common Stock that may be purchased upon exercise of currently exercisable options.

(14) Includes 45,500 shares of Class A Common Stock that may be purchased upon exercise of currently exercisable options.

(15) See Notes 6 through 14 above.

                                   ITEM NO. 1
                           AMENDMENT TO THE COMPANY'S
                      BYLAWS REGARDING NUMBER OF DIRECTORS

    The Board of Directors has determined that certain amendments to the Company's Bylaws are advisable and has voted to recommend that the shareholders approve and adopt such amendments. The proposal was approved by all directors present at a meeting at which six of the current seven directors were in attendance.

    The Board of Directors is submitting to the shareholders an amendment to
Section 3.02 of Article III of the Company's Bylaws (the "Bylaws"), which will provide for a minimum number of three directors and maximum number of nine directors. The provision will also permit the maximum number of directors to be increased by the number of any additional directors required to comply with the applicable terms of any class or series of stock (not including Common Stock) that allows for election of directors by the holders under certain circumstances, such as default, in accordance with Section 3.01 of the Company's Articles of Incorporation (the "Articles"). As provided in Section 9.01 of the Bylaws, this amendment of Section 3.02 requires the affirmative vote of the holders of not less than two-thirds ( 2/3) of the voting power of all shares outstanding and entitled to vote, voting together as a single class.

SUMMARY OF PROVISIONS OF SECTION 3.02 AND THE PROPOSED AMENDMENT

    The Articles and the Bylaws currently provide for a Board of Directors divided into three classes of directors serving staggered three-year terms, with a minimum of three directors constituting the entire Board of Directors. At present, seven directors are serving. If the two proposed nominees are elected at the annual meeting, there will be six directors, two in each of the three classes. The proposed amendment to Section 3.02 of the Bylaws provides for a minimum of three and a maximum of nine directors. The amendment would permit the total number of directors to be increased to not more than nine by the Board of Directors. In addition, the total number of directors could be increased or decreased (provided any such decrease does not shorten the term of an incumbent director) to not more than nine or less than three by the holders of a majority of the voting power of the outstanding shares present at a duly held meeting of the shareholders. Section 3.02 currently provides that if the number of directors is increased or decreased, such increase or decrease is to be apportioned among the three classes to maintain approximate equality of the number of directors in each class.

    The Bylaws currently provide that any vacancy occurring in the Board of Directors as a result of resignation, death, removal, retirement or disqualification may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and a director so selected will hold office for the remaining term of the director's predecessor. The proposed amendment would provide that any additional director of any class appointed by the Board of Directors to fill a vacancy resulting from an increase in the number of directors will hold office until the next meeting of shareholders at which directors are elected.

    The amendment to Section 3.02 further provides that, notwithstanding the other provisions of Section 3.02, if the holders of any class or series of capital stock other than common stock (e.g. preferred stock) have the right, voting separately as a class, to elect one or more directors (such as is often required by the terms of preferred stock in the event dividend payments are in arrears for a period of time), then the total number of directors shall be increased by the number of directors that such holders are entitled to elect. Other matters, such as the method of election, term of office, filling of vacancies and other features of such directorships will be governed by or pursuant to the terms of the certificate of designation or other instrument creating such class or series of stock, and such directors would not be classified pursuant to Section 3.02 unless so provided by such terms.

    The foregoing description of proposed amendment to Section 3.02 of the Bylaws of the Company is not intended to be complete and is qualified in its entirety by reference to the complete text of Section 3.02 of the Bylaws, attached to this Proxy Statement as Appendix A.

POTENTIAL ANTITAKEOVER EFFECTS

    The primary purpose of the proposed amendment is to clarify within the Bylaws how the number of directors is to be determined, as contemplated by the Minnesota Business Corporation Act ("MBCA") and the Articles. The Board of Directors believes that adoption of the proposed amendment will not have significant impact on the current ability of shareholders to change the composition of the incumbent Board of Directors, but, in conjunction with other provisions already contained in the Articles and Bylaws, could make more difficult attempts to acquire control of the Company. The limitation on the total number of directors may deter attempts to take control of the Board of Directors by increasing its size and filling the resulting vacancies with those in favor of the takeover. The proposed amendment is not being proposed as a result of any current effort to change the composition of the Board of Directors, gain control of the Company, or organize a proxy contest. The Board of Directors does not currently contemplate adopting, or recommending to the shareholders for their adoption, any further amendments to the Company's Articles and Bylaws that would affect the ability of third parties to take over or change control of the Company.

    Certain other provisions of the Articles and Bylaws could also have the effect of discouraging certain attempts to acquire the Company, including a hostile takeover, or remove incumbent management even if some or a majority of the Company's shareholders were to deem such an attempt to be in their best interest, including an attempt that might result in the payment of a premium over the market price for the shares of Common Stock held by the Company's shareholders. None of these provisions will be changed by the amendment to
Section 3.02 or are submitted for shareholder vote. In addition, certain provisions of the MBCA and certain Company stock plans and employment agreements could also deter such attempts.

    CLASSIFIED BOARD OF DIRECTORS, REMOVAL, VACANCIES. The Articles and Bylaws provide that the Board of Directors of the Company is divided into three classes of directors serving staggered three-year terms. The classification of directors has the effect of making it more difficult for shareholders to change the composition of the Board of Directors in a relatively short period of time. The Articles and Bylaws further provide that directors may be removed only by the affirmative vote of the holders of at least two-thirds of the voting power of all of the outstanding shares of Common Stock entitled to vote for the election of directors. In addition, vacancies, whether created by resignation, death, removal or an increase in the number of directors, may be filled by a vote of a majority of directors then in office, even though less than a quorum. The foregoing provisions could prevent shareholders from removing incumbent directors and filling the resulting vacancies with their own nominees.

    ADVANCE NOTICE PROVISIONS FOR SHAREHOLDER PROPOSALS AND NOMINATIONS OF DIRECTORS. The Bylaws establish procedures with regard to the nomination, other than by the Company's Board of Directors, of candidates for election as directors (the "Nomination Procedure") and with regard to certain matters to be brought before an annual meeting of shareholders of the Company (the "Business Procedure"). The Nomination Procedure requires that a shareholder give prior written notice, in specified form, of a planned nomination to the Company's Board of Directors to the Company's Secretary. Any person who is not so nominated will not be eligible for election as a director under the Nomination Procedure. Under the Business Procedure, a shareholder seeking to have any business conducted at an annual or special meeting must give prior written notice, in specified form, to the Secretary of the Company. If business is not properly brought before a meeting in accordance with the Business Procedure, such business will not be transacted at such meeting. Although the Bylaws do not give the Company's Board of Directors any power to approve or disapprove shareholder nominations for the election of directors or of any other business desired by shareholders to be conducted at an annual or any other meeting, the Nomination Procedure and the Business Procedure (i) may have the effect of precluding a nomination for the election of directors or precluding the conduct of business at a particular meeting if the proper procedures are not followed and (ii) may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempt to obtain control of the Company, even if the conduct of such solicitation or such attempt might be beneficial to the Company and its shareholders.

    SUPERMAJORITY VOTE. The Articles require the affirmative vote of at least two-thirds of the voting power of all outstanding Common Stock entitled to vote to authorize any merger, consolidation, exchange, sale or other disposition of all or substantially all of the Company's assets or voluntary dissolution of the Company. Such supermajority shareholder approval is not required if two-thirds of the directors of the Company approve the transaction. Such actions require only majority shareholder approval if the proposed action has been approved by the affirmative vote of two-thirds of the directors of the Company.

    AMENDMENTS. The approval of the holders of at least two-thirds of the voting power of all outstanding shares of Common Stock entitled to vote for the election of directors is required to amend certain provisions of the Articles and Bylaws. Provisions requiring such approval include those described above.

    UNDESIGNATED SHARES. The authorized capital stock of the Company consists of 15,000,000 shares of Class A Common Stock, par value $.01 per share, 5,000,000 shares of Class B Common Stock, par value $.01 per share, and 10,000,000 undesignated shares, par value $.01 per share (the "Undesignated Shares"). The Articles authorize the Board of Directors to issue, from time to time and without further shareholder action, one or more series of Undesignated Shares, and to fix the relative rights and preferences of such shares, including voting powers, dividend rights, liquidation preferences, redemption rights and conversion privileges. The issuance of Undesignated Shares may have the effect of delaying, deferring, or preventing a change in control of the Company without further action by the shareholders of the Company. Undesignated Shares issued with voting, conversion, or redemption rights may adversely affect the voting power of the holders of Common Stock and could discourage any attempt to obtain control of the Company.

    MINNESOTA LAW. The Company is subject to certain provisions of Minnesota law which may deter a change in control of the Company. Under the Minnesota Business Combination Act, in the event the Company has an interested shareholder, that is, a beneficial holder of at least 10% of the outstanding voting shares (including an affiliate or associate of the Company who, within the preceding four years, was a 10% shareholder regardless of such person's present shareholdings), the Company is precluded from entering into certain specified business combinations with, or proposed by, or on behalf of, the interested shareholder (or affiliated or associated persons) for at least four years after the shareholder acquires its 10% stock interest unless a committee of the Board consisting of all of its disinterested directors (excluding present officers and employees of the Company and persons who were officers or employees of the Company within the preceding five years) approves the acquisition of the 10% stock interest or the business combination before the date on which the shareholder acquires its 10% interest.

    For purposes of the statute, business combinations include the following transactions with an interested shareholder (or affiliated or associated persons): (i) certain mergers of the Company or its subsidiaries, statutory share exchanges or dispositions of substantial assets of the Company or its subsidiaries; (ii) issuances or transfers by the Company or its subsidiaries of substantial shares of the Company or its subsidiaries; (iii) loans or other financial assistance or tax advantages provided by the Company or its subsidiaries; and (iv) recapitalizations that increase the proportionate voting power of the interested shareholder or affiliated or associated persons. Plans for the liquidation, dissolution or reincorporation in another state of the Company proposed by, or on behalf of, or pursuant to agreements, arrangements or understandings with an interested shareholder (or affiliated or associated persons) also constitute business combinations.

    The Company is also subject to the Minnesota Control Share Acquisition Act which, subject to certain exceptions, requires the approval of the holders of a majority of the Company's voting shares and a majority of the Company's voting shares held by disinterested shareholders before a person purchasing 20% or more of the Company's voting shares can vote the shares in excess of 20%. Similar shareholder approvals are required at the 33 1/3% and majority thresholds.

    STOCK OPTION PLANS AND EMPLOYMENT AGREEMENTS. The Company's 1995 Stock Compensation Plan and Stock Option Plan for Nonemployee Directors permit the grant of options that provide, or the amendment of outstanding option agreements to provide, that the option will become fully exercisable in the event of certain changes in control of the Company, notwithstanding any other limitations in the Plans regarding exercisability. In addition, employment agreements with the Named Executive Officers and certain other employees provide for compensation if the individual's employment is terminated under certain circumstances following a change in control. See "Item 3. Approval of Increase in Number of Shares Authorized for 1995 Stock Compensation Plan--Change of Control" and "Executive Compensation--Employment Agreements."

RECOMMENDATION AND REQUIRED VOTE

    The affirmative vote of 2/3 of the combined voting power of the outstanding shares of Common Stock is required for the approval of the proposed amendment to the Bylaws. If the amendment to Section 3.02 is not approved, the shareholders, by electing the two nominees of management (as described in Item No. 2), will effectively fix the number of directors at six, with two directors in each of the three classes. The Board of Directors strongly recommends the approval of the proposed amendment and believes that the Company's ability to obtain financing through the sale of securities other than Common Stock will be hampered if the Bylaws do not provide for the election of directors by the holders of such securities.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENT TO SECTION 3.02 OF THE BYLAWS. YOUR PROXY WILL BE VOTED FOR THIS PROPOSAL UNLESS YOU SPECIFY OTHERWISE.

                                   ITEM NO. 2
                             ELECTION OF DIRECTORS

    The Company's Articles of Incorporation provide that directors are divided into three classes, with each class serving a three-year term and approximately one-third of the Board of Directors to be elected each year. At the 1998 Annual Meeting, two Class I directors will be elected, each to hold office for a term expiring at the Annual Meeting of Shareholders to be held in 2001, or until his successor has been elected and qualified, or until his death, resignation, or removal, if earlier.

    Two directors in Class III whose terms are expiring, Jeffrey S. Gilbert and Marvin C. Nicolai, have been nominated by the Board of Directors for reelection.

    Election of directors will be determined by a majority vote of the combined voting power of all shares of Common Stock present in person or by proxy and voting at the Annual Meeting.

    If the proposed amendment to Section 3.02 (See Item No. 1) is not approved, election of the two nominees will effectively fix the number of directors at six, two in each of the three classes.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE ABOVE NOMINEES BE ELECTED. UNLESS INSTRUCTED NOT TO VOTE FOR THE ELECTION OF THE NOMINEES, THE PROXIES WILL VOTE TO ELECT THE NOMINEES ABOVE NAMED. IF ANY NOMINEE IS NOT A CANDIDATE FOR ELECTION AT THE MEETING, THE PROXIES MAY VOTE FOR SUCH OTHER PERSON AS THEY, IN THEIR DISCRETION, MAY DETERMINE.

    Certain information regarding the nominees and the continuing directors of the Company is set forth below:

NOMINEES FOR ELECTION (TERMS EXPIRING IN 2001)

    JEFFREY S. GILBERT, 48, has been a director of the Company since June 1995. Since September 1996, he has served as Assistant Manager of Paul Bunyan Rural Telephone Cooperative ("Paul Bunyan") and General Manager of Northern Communications, Inc., a wholly-owned subsidiary of Paul Bunyan. Both Paul Bunyan and Northern Communications, Inc. are shareholders of the Company. Mr. Gilbert had served as General Manager of Deer River Telephone Co., Inc., a local exchange telephone company and formerly a subsidiary of Paul Bunyan and a shareholder of the Company, since January 1993 and as a manager and in other positions with that company since 1982. He is also a director of Cellular 2000, Inc. ("Cellular 2000") and the Minnesota Telephone Association ("MTA") and a member of the Board of Governors of Switch 2000 LLC ("Switch 2000") and Rural Vision LLC, a DBS Company.

    MARVIN C. NICOLAI, 56, has been a director of the Company since June 1995. He became General Manager of Consolidated Telephone Company ("Consolidated"), a local exchange telephone company and a shareholder of the Company, and Northland Communications Corporation ("Northland"), a wholly-owned subsidiary of Consolidated, in January 1995. From 1988 to 1995, he was a manager of Northland. Mr. Nicolai is also a director of Cellular 2000, Minnesota Equal Access Network Services, Inc. ("MEANS"), and Independent Information Services Corp. and a member of the Board of Governors of Independent Emergency Services LLC.

CONTINUING CLASS II DIRECTORS (TERMS EXPIRING IN 1999)

    GEORGE M. REVERING, 56, has been a director of the Company since 1990. Mr. Revering has been President of Midwest Information Systems, Inc. ("MISI") since 1976 and is President of Midwest Telephone Company and Peoples Telephone Company of Big Fork, both subsidiaries of MISI and shareholders of the Company, and President of Osakis Telephone Company, a subsidiary of MISI. Mr. Revering is also President and a director of Revering Group, Inc., the general partner of a partnership that provides cellular service in South Dakota, and of each of its subsidiaries. He is a director of MEANS and President of Means Telecom, a subsidiary of MEANS.

    DON C. SWENSON, 56, has been a director of the Company since 1990 and Secretary of the Company since June 1995. Mr. Swenson has been with Arvig Communication Systems, a local exchange telephone company and a shareholder of the Company, since 1981, serving most recently as Director of Operations of that company. Mr. Swenson also serves as a director of Arvig Enterprises, Inc. and Cellular 2000 and as a governor of Switch 2000. He is also on the Board of Directors of United Community Bank, Perham, Minnesota.

CONTINUING CLASS III DIRECTORS (TERMS EXPIRING IN 2000)

    RICHARD P. EKSTRAND, 48, has served as President, Chief Executive Officer and a director of the Company since 1990. Since 1984, Mr. Ekstrand has also served as Vice President and a director of Lowry Telephone Co., Inc., a local exchange telephone company and a shareholder of the Company, of which Mr. Ekstrand is the sole shareholder. Mr. Ekstrand currently serves as chair of the Board of Governors of Switch 2000 and as a director of Cellular 2000. Mr. Ekstrand is past president of the MTA and the Association of Minnesota Telephone Utilities. He currently serves as a director for the Rural Cellular Association and is active in the Cellular Telecommunications Industry Association ("CTIA"), serving on the Board of Directors, Executive Committee, Small Operators Committee and Foundation Committee.

    GEORGE W. WIKSTROM, 60, has been a director of the Company since 1990 and Vice President since 1991. Mr. Wikstrom is a shareholder and has been Vice President of Wikstrom Telephone Company, Incorporated, a local exchange telephone company and a shareholder of the Company, for more than ten years. He also serves as a director of Cellular 2000 and as a governor of Switch 2000. Mr. Wikstrom has been the

Commissioner of the Northwest Regional Development Commission since 1979 and serves as a director of the Association of Minnesota Telephone Utilities and MEANS.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    During fiscal 1997, the Board of Directors held 15 meetings. All directors attended at least 75% of the meetings of the Board and the committees on which they served.

    The Company's Board of Directors has established an Audit Committee and a Compensation Committee. Jeffrey S. Gilbert (Chair), Marvin C. Nicolai and George
M. Revering currently serve on the Audit Committee. The Audit Committee's duties include examination of matters relating to the financial affairs of the Company, including reviewing the Company's annual financial statements, the scope of the independent annual audit, and the independent accountant's letter to management concerning the effectiveness of the Company's internal financial and accounting controls. The Audit Committee held two meetings during 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION
  DECISIONS

    Don C. Swenson (Chair), Robert K. Eddy, and George W. Wikstrom served on the Compensation Committee in fiscal 1997. Messrs. Wikstrom and Swenson serve as a Vice President and Secretary of the Company, respectively. Mr. Swenson is Director of Operations for Arvig Communication Systems, which together with certain affiliates holds more than 5% of the Company's Class B Common Stock and has engaged in various transactions with the Company, all of which are more fully described under "Certain Transactions." Mr. Eddy serves as Chairman of the Partners' Committee of Cellular Mobile Systems of St. Cloud ("CMS"), which is party to a roaming agreement with the Company. Payments made by the Company and CMS pursuant to that agreement are described under "Certain Transactions." The Compensation Committee's duties include consideration of and recommendations to the Company's Board of Directors with respect to programs for executive compensation, employee benefit and incentive plans, and other compensation matters and policies. The Compensation Committee held nine meetings during 1997.

COMPENSATION OF DIRECTORS

    DIRECTORS' FEES. Each nonemployee director of the Company is paid an annual fee of $3,000. In addition, each non-employee director is paid $400 for each Board meeting attended in person, $250 for each Board meeting attended via telephone conference and each committee meeting attended in person, and $150 for each committee meeting attended via telephone conference, and is reimbursed for travel and other expenses incurred in attending meetings and serving as a director. Total fees paid to all nonemployee directors as a group for services rendered during 1997 were $59,300.

    DIRECTORS' STOCK OPTION PLAN. Directors who are not otherwise employees of the Company are eligible to be granted options under the Company's Stock Option Plan for Nonemployee Directors (the "Directors Plan"). The Directors Plan provides that all nonemployee directors serving as of the day following an annual meeting will be granted options to purchase 5,250 shares of Class A Common Stock on that date. Pursuant to the Directors Plan, nonemployee directors serving as of the day following the 1997 Annual Meeting were granted options to purchase an aggregate of 31,500 shares of Class A Common Stock at $8.75 per share.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder, requires the Company's officers, directors, and holders of 10% or more of its outstanding Common Stock to file certain reports with the Securities and Exchange Commission (the "Commission"). To the Company's best knowledge, based solely on information provided to it by the reporting individuals, all of the reports required to be filed by these individuals were filed.

                                   ITEM NO. 3
            APPROVAL OF INCREASE IN NUMBER OF SHARES AUTHORIZED FOR
                          1995 STOCK COMPENSATION PLAN

    The 1995 Stock Compensation Plan (the "Plan") was adopted in September 1995 and has since been amended by the Board of Directors to conform to new rules adopted under Section 16 of the Exchange Act. The Board and the shareholders also approved an increase in the number of shares that may be issued under the Plan.

    PROPOSED INCREASE IN NUMBER OF SHARES. A maximum of 890,000 shares of Class A Common Stock is currently authorized to be issued under the Plan. As of the end of the 1997 fiscal year, 666,950 of such shares were subject to outstanding options. During 1998, the Board has granted options to purchase, in the aggregate, 92,500 shares, including options to purchase 50,000 shares, in the aggregate, to the Named Executive Officers. The Board anticipates granting additional options to management employees, including employees of companies that the Company acquires, as part of its incentive program. In order to have sufficient shares available, the Board has recommended that the number of shares reserved for issuance under the Plan be increased by 510,000 to 1,400,000. As of March 23, 1998, 7,612,504 shares of Class A Common Stock and 1,260,668 shares of Class B Common Stock were issued and outstanding. On March 23, 1998, the closing price for the Class A Common Stock on The Nasdaq National Market was $17.00 per share.

    DESCRIPTION OF PLAN. The Plan provides for grants of both incentive stock options, intended to qualify as such under Section 422 of the Internal Revenue Code of 1986 (the "Code"), and nonqualified stock options, stock appreciation rights, and other stock-based awards. Except for the authority to grant incentive stock options, which expires in 2005, the Plan has no expiration date but may be terminated by the Board of Directors at any time, subject to the rights of the holders of options or other awards previously granted under the Plan.

    SHARES SUBJECT TO THE PLAN. The shares of Class A Common Stock that may be issued or transferred to grantees under the Plan may be unissued shares or treasury shares. The Plan provides for appropriate adjustment in the number of shares subject to the Plan and to the grants previously made if there is a stock split, stock dividend, reorganization or other relevant change affecting the Company's corporate structure or its equity securities. If shares subject to a grant are not issued or transferred to the extent permitted prior to expiration of the grant or an award is otherwise forfeited, the shares will become available for inclusion in future grants.

    ADMINISTRATION. The Plan is administered by the Board or a committee composed of "non-employee" directors (as defined in Rule 16b-3 under the Exchange Act). The Board or committee determines the participants, grants stock options, with or without stock appreciation rights, and other awards, establishes rules and regulations for the operation of the Plan, and determines the price, term, vesting schedule, number of shares and other terms of options and other awards. The Board or committee may delegate its powers and duties to members of the Company's administration with respect to participants who are not subject to Section 16 of the Exchange Act.

    ELIGIBLE PARTICIPANTS. Employees eligible to receive grants under the Plan are the officers and certain other key employees of the Company, which as of March 23, 1998 totaled 56 persons. The number of grantees could vary from year to year.

    The following table sets forth as of March 31, 1998, the number of stock options granted to the Named Executive Officers (see "Summary Compensation Table"), all current executive officers as a group, and all employees as a group. No nonemployee director or other nonemployee has received any grant under the Plan, nor has any person (other than a Named Executive Officer) received a grant to purchase 5% or more of the shares available under the Plan.

                                                                                TOTAL OPTIONS
                                                                                GRANTED UNDER
                                                                                 THE PLAN (#)
                                                                                --------------
NAMED EXECUTIVE OFFICERS:
  Richard P. Ekstrand.........................................................       186,750
  Scott G. Donlea.............................................................       100,000
  Wesley E. Schultz...........................................................       109,000
ALL EXECUTIVE OFFICERS AS A GROUP (3 persons).................................       395,750
ALL EMPLOYEES AS A GROUP (excluding executive officers).......................       358,700

    STOCK OPTIONS. Options granted under the Plan may be in the form of either options that qualify as "incentive stock options" under Section 422 of the Code ("ISOs") or those that do not qualify as such ("NQSOs"). The term of an option will be fixed by the Board or committee, but no option may have a term of more than ten years from the date of grant. Options will be exercisable at such times as determined by the Board or committee. The option exercise price will be determined by the Board or committee at the time of grant but will not be less than 85% of the fair market value of the Common Stock on the date of grant (100% of the fair market value for ISOs). The grantee may pay the option price in cash or, if permitted by the Board or committee, by delivering to the Company shares of Common Stock already owned by the grantee that have a fair market value equal to the option exercise price. The Code also places the following additional restrictions on the award of ISOs. If an ISO is granted to a participant who owns, at the date of grant, in excess of 10% of the Company's outstanding Common Stock, the exercise price must be at least 110% of the fair market value on the date of grant and the term of the ISO may be no more than five years from the date of grant. The total fair market value of shares subject to ISOs which are exercisable for the first time by any participant in any given calendar year cannot exceed $100,000 (valued as of the date of grant).

    STOCK APPRECIATION RIGHTS. The Board or committee may grant stock appreciation rights ("SARs") in connection with a stock option granted under the Plan. If a grantee exercises a SAR, the grantee will receive an amount equal to the excess of the fair market value of the shares with respect to which the SAR is being exercised over the option exercise price of the shares. If a SAR is exercised in whole or in part, the right under the related option to purchase shares with respect to which the SAR has been exercised will terminate to the same extent. If a stock option is exercised, any SAR related to the shares purchased will terminate.

    OTHER STOCK-BASED AWARDS. The Board or committee, in its discretion, may grant other awards that are valued in whole or in part by reference to, or otherwise based on, the Common Stock, including, without limitation, performance shares, convertible preferred stock, convertible debentures, or exchangeable securities. Such awards may be granted in addition to or in tandem with stock options or stock appreciation rights granted under the Plan. The Board or committee may set such terms with regard to the vesting of such awards as it deems reasonable.

    TERMINATION OF EMPLOYMENT. Unless otherwise provided in the related award agreement, awards granted under the Plan are generally not transferable other than by the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules and regulations thereunder. Following the death of an optionee, any option held may be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Board or committee may determine at or after grant, by the legal representative of the optionee's estate or by any person who acquired the option by will or the laws of descent and distribution for a period of one year (or such other period as the Board or committee may specify at grant) from the date of such death or until the expiration of the stated term of the option, whichever period is shorter. If a participant's employment by the Company is terminated because of disability, any option held by such participant may thereafter be exercised, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or committee may determine at or after grant, until the expiration of the stated term of such option (unless otherwise specified by the Board or committee at the time of grant). If the optionee dies prior to the expiration of any unexercised option, the option may thereafter be exercised to the extent it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of the option, whichever period is shorter. If any optionee's employment by the Company is terminated for any other reason, the option may be exercised, to the extent otherwise then exercisable, for the lesser of three months from the date of termination of employment or the balance of the term of the option. Terms for awards other than stock options and stock appreciation rights may be set by the Board or committee at the time of the granting of the award.

    CHANGE OF CONTROL. In the event of a "Change in Control" (as defined in the Plan) any award granted under the Plan will become fully exercisable and vested. For purposes of the Plan, a "Change in Control" occurs when (i) the majority of the directors of the Company are persons other than persons whose election has been solicited by the Board of Directors or have been appointed by the Board to fill vacancies created by death, resignation, or a new position, (ii) any person or group of persons (as defined in Section 13(d) of the Exchange Act and the rules thereunder) acquires 30% or more of the outstanding voting stock of the Company, or (iii) the shareholders of the Company approve a merger or consolidation (other than a merger or consolidation with a subsidiary of the Company or in which the Company is the surviving corporation and the shareholders of the Company immediately prior to the merger own more than 70% of the outstanding voting stock of the surviving corporation or its parent corporation), exchange of shares, sale or other disposition of all or substantially all of the Company's assets, or liquidation or dissolution of the Company.

    TAX RULES. The following is a brief summary of the federal income tax rules currently applicable to stock options that may be granted under the Plan.

    The grant of a NQSO will have no immediate tax consequences to the grantee or to the Company. Upon the exercise of a NQSO, the grantee will recognize ordinary income (and the Company will generally be entitled to a compensation deduction) in an amount equal to the excess of the fair market value of the shares of Common Stock on the date of the exercise of the option over the option exercise price. The grantee's tax basis in the shares will be the exercise price plus the amount of ordinary income recognized by the grantee, and the grantee's holding period will commence on the date the shares are transferred. Special rules apply in the event all or a portion of the exercise price is paid in the form of stock.

    Upon a subsequent sale of shares of Common Stock acquired pursuant to the exercise of an NQSO, any difference between the grantee's tax basis in the shares and the amount realized on the sale is treated as long-term or short-term capital gain or loss, depending on the holding period of the shares.

    The grant of an ISO will have no immediate tax consequences to the grantee or to the Company. The exercise of an ISO by the payment of cash to the Company will generally have no immediate tax consequences to the grantee (except to the extent it is an adjustment in computing alternative minimum taxable income) or to the Company. If a grantee holds the shares acquired pursuant to the exercise of an ISO for the required holding period, the grantee generally will realize long-term capital gain or long-term capital loss upon a subsequent sale of the shares in the amount of the difference between the amount realized upon the sale and the purchase price of the shares (i.e., the exercise price). In such a case, no compensation deduction will be allowable to the Company in connection with the grant or exercise of the ISO or the sale of shares of Common Stock acquired pursuant to such exercise.

    If, however, a grantee disposes of the shares prior to the expiration of the required holding period (a "disqualifying disposition"), the grantee will recognize ordinary income (and the Company will generally be entitled to a compensation deduction) equal to the excess of the fair market value of the shares of Common Stock on the date of exercise (or the proceeds of the disposition, if less) over the exercise price. Special rules apply in the event all or a portion of the exercise price is paid in the form of stock.

    Certain limitations apply to the Company's deduction of compensation payable to the person serving as its chief executive officer or to any of its four other most highly compensated executives in office as of the end of the year in which such compensation would otherwise be deductible. In general, the Company may not deduct compensation, other than "performance-based" compensation, payable to such an executive in excess of $1 million for any year.

    The affirmative vote of a majority of the combined voting power of the shares of Common Stock present and voting on such matter is necessary for the approval of the increase in the number of shares of Class A Common Stock subject to the 1995 Stock Compensation Plan.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED UNDER THE 1995 STOCK COMPENSATION PLAN BY 510,000 SHARES OF CLASS A COMMON STOCK. YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                   ITEM NO. 4
                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

    The Company's independent auditors for Fiscal 1997 were Arthur Andersen LLP, independent public accountants. The Audit Committee of the Board of Directors has considered the qualifications and experience of Arthur Andersen LLP, and, based upon the recommendation of the Audit Committee, the Board of Directors has appointed them as independent auditors of the Company for the current fiscal year, which ends December 31, 1998 ("Fiscal 1998"). Although the submission of this matter to the shareholders is not required by law, the Board of Directors desires to obtain the shareholders' ratification of such appointment. If ratification is not obtained, the adverse vote will be considered as a direction to the Board to select other auditors for the following year. However, because of the difficulty and expense of making any substitutions of auditors for the fiscal year already in progress, it is contemplated that the appointment for Fiscal 1998 will stand unless the Board finds other good reason for making a change.

    Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

    The affirmative vote of a majority of the combined voting power of the shares of Common Stock present and voting on such matter is required for ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 1998. YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth information with regard to compensation paid to Richard P. Ekstrand, the Company's President and Chief Executive Officer, and to each other executive officer whose total annual salary and bonus for fiscal 1997 exceeded $100,000 (the "Named Executive Officers") for services rendered during the last three fiscal years.

                                                                                       LONG-TERM
                                                                                     COMPENSATION
                                                               ANNUAL COMPENSATION      AWARDS
                                                              ---------------------  -------------      ALL OTHER
NAME AND PRINCIPAL POSITION                     FISCAL YEAR     SALARY      BONUS       OPTIONS      COMPENSATION(1)
---------------------------------------------  -------------  ----------  ---------  -------------  -----------------
Richard P. Ekstrand..........................         1997    $  176,000  $  54,559       11,750        $   4,207
  President and Chief                                 1996       120,000     52,000       81,000            4,255
  Executive Officer                                   1995       104,673     30,000       69,000            2,700

Scott G. Donlea..............................         1997    $  113,000  $  51,587        2,500        $   4,116
  Vice President -- Sales and                         1996        84,100     35,000       64,600            3,170
  Marketing                                           1995        73,080     25,000       20,400            3,042

Wesley E. Schultz............................         1997    $  126,000  $  30,738        6,500        $   2,908
  Vice President, Finance and                         1996(2)     56,567     13,333       90,000           --
  Chief Financial Officer

------------------------

(1) For all years, all other compensation consists of Company contributions on behalf of each Named Executive Officer to the Company's 401(k) plan.

(2) Mr. Schultz joined the Company as Vice President, Finance and Chief Financial Officer on May 14, 1996.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth certain information regarding options granted to the Named Executive Officers during the 1997 fiscal year.

                                                             INDIVIDUAL GRANTS
                                           ------------------------------------------------------   POTENTIAL REALIZABLE
                                            NUMBER OF                                                 VALUE AT ASSUMED
                                           SECURITIES     PERCENT OF                               ANNUAL RATES OF STOCK
                                           UNDERLYING    TOTAL OPTIONS                             PRICE APPRECIATION FOR
                                             OPTIONS      GRANTED TO      EXERCISE                      OPTION TERM
                                             GRANTED     EMPLOYEES IN       PRICE     EXPIRATION   ----------------------
NAME                                         (#)(1)       FISCAL YEAR     ($/SHARE)      DATE       5%($)(2)   10%($)(2)
-----------------------------------------  -----------  ---------------  -----------  -----------  ----------  ----------
Richard P. Ekstrand......................      11,750(3)          4.1%    $   13.06     12/31/07   $   96,507  $  244,568
Scott G. Donlea..........................       2,500(4)          0.9%        13.06     12/31/07       20,533      52,036
Wesley E. Schultz........................       6,500(5)          2.3%        13.06     12/31/07       53,387     135,293

------------------------

(1) The number indicated is the number of shares of Class A Common Stock that can be acquired upon the exercise of options. The Company has not granted any SARs.

(2) The assumed rates of 5% and 10% are hypothetical rates of stock price appreciation selected by the Commission and are not intended to, and do not, forecast or assume actual future stock prices. The Company believes that future stock appreciation, if any, is unpredictable and is not aware of any formula that will determine with any reasonable accuracy the present value of stock options based on future factors which are unknowable and volatile. No gain to optionees is possible without an appreciation in stock prices, and any such increase will benefit all shareholders commensurably. There can be no assurance that the amounts reflected in this table will be achieved.

(3) Consists of an incentive stock option for 3,800 shares and a nonqualified stock option for 7,950 shares. Each option has a term of ten years, but provides for early termination upon termination of employment, is not transferable, and becomes exercisable in two equal installments on December 31, 1997 and January 1, 1998.

(4) An incentive stock option, which has a term of ten years, but provides for early termination upon termination of employment, is not transferable, and becomes exercisable in two equal installments on December 31, 1997, and January 1, 1998.

(5) Consists of an incentive stock option for 5,500 shares and a nonqualified stock option for 1,000 shares. Each option has a term of ten years, but provides for early termination upon termination of employment, is not transferable, and becomes exercisable in two equal installments on December 31, 1997, and January 1, 1998.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
  VALUES

    The following table provides information relating to the number and value of shares of Common Stock subject to options held by the Named Executive Officers as of December 31, 1997.

                                                                             NUMBER OF SECURITIES     VALUE OF UNEXERCISED
                                                                            UNDERLYING UNEXERCISED    IN-THE-MONEY OPTIONS
                                                                                  OPTIONS AT                AT FISCAL
                                     SHARES ACQUIRED                         FISCAL YEAR-END(#)(1)       YEAR-END($)(2)
NAME                                 ON EXERCISE (#)   VALUE REALIZED ($)   EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
----------------------------------  -----------------  -------------------  -----------------------  -----------------------
Richard P. Ekstrand...............             --                  --             68,075/93,675         $204,663/$325,588
Scott G. Donlea...................             --                  --             27,770/59,730         $ 92,523/$224,315
Wesley E. Schultz.................             --                  --             25,250/71,250         $ 86,625/$267,750

------------------------

(1) The Company has not granted any SARs.

(2) Value is calculated as the difference between the closing price of Class A Common Stock on December 31, 1997 ($13 1/16) and the related option exercise price multiplied by the number of shares underlying the option.

EMPLOYMENT AGREEMENTS

    The Company has entered into an employment agreement with each of the Named Executive Officers. Each agreement may be terminated at any time by either the individual or the Company. Each agreement prohibits the individual from engaging in any activity competitive with the business of the Company or contacting customers or employees of the Company for such purpose for a period of one year following termination of the Agreement. If the individual is terminated for other than "just cause" following a "change in control" of the Company (as defined in the 1995 Stock Compensation Plan), he will be entitled to receive compensation equal to 2.99 times his "base amount" of compensation (as defined in Section 280G(b)(3) of the Code).

    The employment agreements with Messrs. Ekstrand and Donlea provided for an initial term ending December 31, 1998 and were renewable for successive one-year periods. The employment agreement with Mr. Schultz provided for an initial term ending May 14, 1997. By action taken by the Board during fiscal 1996 and 1997, the terms of the employment agreements were extended to December 31, 2000. If any of the agreements is terminated at any time by the Company for other than just cause (as defined in the employment agreements), the Company is obligated to continue payment of salary and certain other benefits for the remainder of the term.

REPORT OF COMPENSATION COMMITTEE

    OVERVIEW AND PHILOSOPHY. The Compensation Committee of the Board (the "Compensation Committee") is composed entirely of nonemployee Directors. The members of the Compensation Committee during fiscal 1997 were Don C. Swenson (Chair), Robert K. Eddy, and George W. Wikstrom. The Compensation Committee's duties include consideration of and recommendation to the Company's Board of Directors with respect to programs for executive compensation, employee benefit and incentive plans, and other compensation matters and policies.

    The objectives of the Company's executive compensation program are:

    - to attract and retain superior talent and reward individual performance;

    - to support the achievement of the Company's financial and strategic goals; and

    - through stock-based compensation, align the executive officers' interest with the success of the Company.

    The Company's executive compensation program strives to be competitive with the compensation programs of comparable wireless telecommunications companies. In that respect, the Company compares itself to companies similar in size within the wireless telecommunications industry. These may include companies in the peer group described below under "Stock Performance Graph," but nonpublic companies similar in size to the Company are also included. In comparing itself to these companies, the Company relies upon salary survey data developed and published by external sources, including the Cellular Telephone Industry Association and a compensation consulting firm.

    The Committee periodically conducts a review of its executive compensation programs. The purpose of the review is to ensure that the Company's executive compensation programs are meeting the objectives listed above. In its review, the Committee considers data submitted by management and external data, including the data referred to in the preceding paragraph.

    Compensation for the Company's executives has three components: base salary, annual incentive bonuses, and stock options. The Compensation Committee recommends executive compensation at levels which, in its judgment, are warranted by external, internal and individual circumstances.

    BASE SALARY. In making recommendations to the Board of Directors regarding an individual's base salary, the Compensation Committee considers the compensation levels of similar positions at comparable companies, the responsibilities and performance of the individual executive officer, and the Company's recent financial performance.

    Generally, salary determinations are made prior to the beginning of each calendar year based upon evaluations and recommendations made by the Chief Executive Officer. The Chief Executive Officer provides the Compensation Committee with a performance appraisal for each other executive officer that assesses the individual's performance in the following areas: accountabilities of the position, individual goals and objectives, special projects and assignments, and management skills and the achievement of an annual training/development plan. A salary recommendation is made based upon the individual's overall performance assessment and where the individual's salary falls within the range of salaries for similar positions at comparable companies within the industry. Salary determinations for newly hired executive officers are made prior to an offer of employment and are based upon the individual's prior experience, anticipated contribution to the Company, and the range of salaries for similar positions at comparable companies within the industry.

    Increases in the base salaries of the Company's Named Executive Officers averaged 39% in fiscal 1997.

    INCENTIVE BONUSES. Each executive officer is eligible to receive a cash bonus at the end of the fiscal year based upon the Company's financial performance. The purpose of this annual cash incentive program is to provide a direct financial incentive to the executive officers to meet or exceed the Company's financial and other market-based performance objectives.

    Potential bonus awards for executive officers are determined prior to the beginning of each fiscal year. For fiscal 1997, each Named Executive Officer's potential bonus was based on attainment of certain EBITDA goals and key indicator goals for 1997 as reflected in the Company's fiscal 1997 budget. Target bonuses were between approximately 32% and 53% of salary. For fiscal 1997, the Named Executive Officers earned bonuses of between 24% and 46% of salary.

    STOCK OPTIONS. Stock options are the principal vehicle used by the Company for the payment of long-term compensation and to provide a stock-based incentive to improve the Company's financial performance. The objectives of stock option grants are to assist in the recruitment, motivation, and retention of key professional and managerial personnel as well as to reward eligible employees for outstanding performance.

    Stock options are designed to align the interest of the Company's executives with those of shareholders by encouraging executives to enhance the value of the Company and, hence, the price of the Class A Common Stock and return to shareholders. In addition, through deferred vesting, this component of the compensation system is designed to create an incentive for the individual executive to remain with the Company.

    In 1997, stock options were granted to the Named Executive Officers. The grants were based on the individual's actual and/or potential contributions to the Company. The exercise price for the options was equal to the market price of the Class A Common Stock on the date of grant. Accordingly, an executive receiving an option is rewarded only if the market price of the Company's Class A Common Stock appreciates. Stock options are recommended by the Compensation Committee and authorized by the Board of Directors. The Company may periodically grant new options to these individuals to provide continuing incentives for future performance.

    CHIEF EXECUTIVE OFFICER'S COMPENSATION. The Committee determines Mr. Ekstrand's compensation package in accordance with the methodology described above. In evaluating and setting the CEO's target annual compensation, the Committee reviews the Company's business and financial performance, considering such factors as sales, earnings, customer growth, and market share, as well as the Company's progress with respect to its long-term goals and strategies. The Committee does not assign relative weights or rankings to these factors, but instead makes a subjective determination based upon a consideration of all of these factors.

    For fiscal 1997, the Compensation Committee recommended that the Chief Executive Officer's salary be increased by approximately 47% to $176,000, based upon its evaluation of Mr. Ekstrand's contribution toward the achievement of the Company's financial strategies and other goals, significant Company growth during 1996, and comparative chief executive officer salary information.

    Mr. Ekstrand's bonus for fiscal 1997 was based on the formula described above, thus linking the bonus to the Company's performance compared to management's budget projections. For 1997, Mr. Ekstrand received a bonus of $54,599.

    In 1997 Mr. Ekstrand was granted options to purchase 11,750 shares at $13.06 per share.

    OTHER INFORMATION. In 1993, Section 162(m) of the Internal Revenue Code was adopted which, beginning in 1994, imposes an annual deduction limitation of $1.0 million on the compensation of certain executive officers of publicly held companies. The Compensation Committee does not believe that the Section 162(m) limitation will materially affect the Company in the near future given the current level of the compensation of the executive officers.

       Don C. Swenson          Robert K. Eddy          George W. Wikstrom

                     Members of the Compensation Committee

STOCK PERFORMANCE GRAPH

    The following graph compares the Company's cumulative total shareholder return on its Common Stock for the period beginning February 8, 1996, the date the Class A Common Stock was first traded on The Nasdaq National Market, through December 31, 1997, with the cumulative total returns of the Standard & Poor's Corporation ("S&P") 500 Stock Index and a peer group consisting of eight publicly traded cellular telephone companies (described below). The comparison assumes $100 was invested in the Company's Common Stock and in each index at the beginning of the comparison period and reinvestment of dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      2/08/96   12/31/96   12/31/97
RURAL CELLULAR CORPORATION                $100        $96       $131
PEER GROUP                                $100        $79       $114
S & P 500                                 $100       $115       $153

Note: The Peer Group Index was prepared by Research Data Group specifically for the Company and consists of AirTouch Communications, Inc., Centennial Cellular Corp., Commnet Cellular, Inc., Powertel, Inc. (formerly Intercel, Inc.), PriCellular Corporation, Rogers Cantel Mobile Communications, Inc., United States Cellular Corporation, and Vanguard Cellular Systems, Inc. Cellular Communications of Puerto Rico, Inc. and Palmer Wireless, Inc., which had been included in the Peer Group Index the past two years, are no longer publicly traded.

                              CERTAIN TRANSACTIONS

SWITCHING SERVICES

    The Company utilizes switching services provided by Switch 2000, of which the Company holds a 40.8% ownership interest. Richard P. Ekstrand, President, Chief Executive Officer, and a director of the Company, serves as Chair of the Board of Governors of Switch 2000. Under a user agreement with Switch 2000, the Company is obligated to pay its portion of the costs of cellular switching and related services. During 1997, charges to the Company from Switch 2000 for switching services and related equipment totaled $3,230,000. During fiscal 1997, the Company activated its own mobile telephone switching office and has reduced its reliance on services provided by Switch 2000. During fiscal 1998, the Company anticipates paying Switch 2000 approximately $600,000 pursuant to the terms of the user agreement.

TRANSACTIONS WITH SHAREHOLDERS AND OTHER RELATED ENTITIES

    The Company has entered into various arrangements with shareholders or their affiliates. Arrangements involving shareholders or their affiliates that beneficially own more than 5% of any class of the Company's Common Stock and in which total payments for all such arrangements exceeded $60,000 in fiscal 1997 and involving affiliates of directors where the total amounts involved exceeded 5% of the related entity's annual revenues for fiscal 1997 are described below. Except as may be otherwise indicated below, the Company anticipates that amounts earned or incurred in 1998 will be similar to the 1997 amounts.

    LEASES, TRANSMISSION SERVICES, AND AGENCY AGREEMENTS. The Company has arrangements with several of its shareholders for leasing cell sites and using telephone lines for transmission between cell sites and the switch serving the Company's cellular network. The Company leased office space in Detroit Lakes, Minnesota, from an affiliate of Arvig Enterprises, Inc. In addition, several of the Company's shareholders and their affiliates serve as agents for the sale of the Company's cellular and paging services. During 1997, the Company was charged $1,092,247 by Arvig Enterprises, Inc. and its affiliates for all such services. Arvig Enterprises, Inc. is the beneficial owner of more than 5% of the Company's outstanding Class B Common Stock. Don C. Swenson, a director of the Company, serves as a director of Arvig Enterprises, Inc. During 1997, the Company was charged $554,706 by Consolidated Telephone Company and its affiliates for all such services. Consolidated Telephone Company beneficially owns more than 5% of the Company's outstanding Class B Common Stock. Marvin C. Nicolai, a director of the Company, is the General Manager of Consolidated Telephone Company. During 1997, the Company was charged $90,168 by Paul Bunyan Rural Telephone Cooperative ("Paul Bunyan") and its affiliates, which beneficially own more than 5% of the Company's outstanding Class B Common Stock, for all such services. Jeffrey S. Gilbert, a director of the Company, is General Manager of Northern Communications, Inc., a subsidiary of Paul Bunyan, and Assistant Manager of Paul Bunyan.

    TOWER PURCHASE. In 1995 the Company purchased a transmission tower from a subsidiary of Consolidated Telephone Company. The total purchase price was $67,000, of which payments of $17,000 were made in each of 1995, 1996, and 1997. The remainder of the purchase price was paid on January 1, 1998. The Company paid interest on any outstanding balance of the purchase price at 5% per annum.

    ROAMING ARRANGEMENTS. The Company has a roaming agreement with CMS, a partnership for which Robert K. Eddy, one of the Company's directors, serves as Chairman of the Partners' Committee. The Company also has roaming agreements with United States Cellular Corporation ("US Cellular"), a subsidiary of Telephone & Data Systems, Inc. ("TDS"), which beneficially owns more than 5% of the Company's outstanding Common Stock. Under the roaming agreements, the Company pays for service provided to its customers in areas served by CMS or US Cellular and receives payment for service provided to customers of CMS or US Cellular in the Company's cellular service areas. The rates of reimbursement are negotiated by the parties to the agreements and reflect rates charged by all carriers. Roaming charges are passed through to the customer. During 1997, charges to the Company's customers for services provided by CMS and US Cellular totaled $1,045,266 and $50,258, respectively, and charges to customers of CMS and US Cellular by the Company were $1,201,552 and $108,819, respectively.

    RESALE OF PAGING SERVICE. The Company has entered into an agreement with American Paging, Inc., a subsidiary of TDS, to resell certain paging service provided by American Paging. Under the terms of this agreement, the Company was charged $94,658 during 1997 for wholesale access fees and paging equipment.

    CELLULAR AND PAGING SERVICE AND EQUIPMENT. Several of the Company's shareholders are customers of the Company for cellular and paging services and, in connection therewith, also purchase or lease cellular phones and pagers from the Company. During 1997, Arvig Enterprises, Inc. and its affiliates, Consolidated Telephone Company and its affiliates, and Paul Bunyan and its affiliates were billed $1,643, $8,366, and $11,193, respectively, for such service and equipment.

                                 OTHER MATTERS

    The Board of Directors is not aware that any matter other than those described in the Notice will be presented for action at the meeting. If, however, other matters do properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the proxied shares in accordance with their best judgment on such matters.

                 SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

    All shareholder proposals intended to be presented at the 1999 Annual Shareholders' Meeting must be received by the Company at its offices on or
before December   , 1998.

    A COPY OF THE COMPANY'S ANNUAL REPORT AND REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ACCOMPANY THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

    It is important that Proxies be returned promptly. Shareholders are urged to sign, date, and forward the Proxy by return mail.

BY ORDER OF THE BOARD OF
DIRECTORS

           [SIGNATURE]

Don C. Swenson
Secretary

April   , 1998

                                                                      APPENDIX A

                      REVISED SECTION 3.02 OF ARTICLE III
                                 OF THE BYLAWS
                         OF RURAL CELLULAR CORPORATION

NOTE: THE FIRST TWO PARAGRAPHS ARE NEW. THERE IS NO CHANGE TO THE THIRD
PARAGRAPH.

    Section 3.02.  NUMBER AND TERMS OF DIRECTORS.

    The aggregate number of directors as of the date this amendment to the Bylaws is adopted shall be six, two in each class. Thereafter, the number of directors in each class shall be the number last elected by the shareholders, provided that the aggregate number of directors in the three classes shall not be less than three nor more than nine. The number of directors in any class may be increased by the Board of Directors from the number of directors last elected by the shareholders and the resulting vacancy may be filled pursuant to Section
3.15 hereof; provided, however, that the Board of Directors may not increase the aggregate number of directors in the three classes to more than nine, and, further provided, that the persons appointed by the Board to fill any such resulting vacancy shall hold office until a qualified successor is elected by the shareholders at the next meeting of the shareholders at which directors are elected. Vacancies occurring on the Board of Directors resulting from the death, resignation, removal or disqualification of a director or as a result of the expiration of a director's term need not be filled by the Board or shareholders, provided that the Board continues to have at least the minimum number of members required by the Articles of Incorporation.

    Notwithstanding the foregoing, whenever the holders of any one or more classes of capital stock (other than common stock) issued by the corporation shall have the right, voting separately by class or series, to elect directors at a regular or special meeting of shareholders, pursuant to the applicable terms of the certificate of designation or other instrument creating such class or series of stock as provided in the last paragraph of Section 3.01 of the Articles of Incorporation, any directors so elected shall be in addition to the aggregate number of directors determined in the manner set forth in the preceding paragraph and shall increase the maximum number of directors permitted pursuant to the provisions of the preceding paragraph. Any directors so elected shall not be divided into classes as provided in the following paragraph unless expressly provided by the applicable terms of the certificate of designation or other such instrument.

    The directors shall be divided into three (3) classes, designated Class I, Class II, and Class III, and each class shall be as nearly equal in number as possible. Each class shall be elected to three-year terms, with one class to be elected each year. At each regular meeting of the shareholders, directors shall be elected for a full term of three years to succeed those whose terms expire. When the number of directors is changed, any increase or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. In no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the regular meeting for the year in which the director's term expires and until a successor shall be elected and qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

                           RURAL CELLULAR CORPORATION
                                     PROXY
                  ANNUAL MEETING OF SHAREHOLDERS--MAY 21, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Richard P. Ekstrand and Don C. Swenson, or either of them, proxies or proxy, with full power of substitution, to vote all shares of CLASS A COMMON STOCK of Rural Cellular Corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 21, 1998 at 2:00 p.m., Minnesota time, at Alexandria, Minnesota, and at any adjournment thereof, as directed below with respect to the proposals set forth below, all as more fully described in the Proxy Statement, and in their discretion upon any other matter that may properly come before the meeting or any adjournment thereof.

1.  AMENDMENT TO SECTION 3.02 OF THE BYLAWS

            / /  FOR            / /  AGAINST            / /  ABSTAIN

2.  ELECTION OF DIRECTORS (for terms ending in 2001)

        Jeffrey S. Gilbert         / /  FOR       / /  WITHHOLD AUTHORITY

        Marvin C. Nicolai        / /  FOR        / /  WITHHOLD AUTHORITY

3. APPROVAL OF INCREASE IN NUMBER OF SHARES AUTHORIZED FOR 1995 STOCK COMPENSATION PLAN

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

            / /  FOR            / /  AGAINST            / /  ABSTAIN

5.  Upon such other matters as may properly come before the meeting.

    The power to vote granted by this Proxy may be exercised by the named individuals, jointly or singly, or their substitute(s), who are present and acting at said Annual Meeting or any adjournment of said Annual Meeting. The undersigned hereby revokes any and all prior proxies given by the undersigned to vote at this Annual Meeting.

    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S
(SHAREHOLDERS') INSTRUCTIONS. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSED NOMINEES AND "FOR" ITEMS 1, 3, AND 4.

    It is important that each shareholder complete, date, sign, and mail this Proxy as soon as possible.

                    PLEASE DO NOT FORGET TO DATE THIS PROXY
                                              DATED AND SIGNED ___________, 1998
                                              __________________________________
                                              Signature of Shareholder
                                              __________________________________
                                              Signature of Shareholder, if
                                              jointly held

                                              IMPORTANT: Please date and sign
                                              exactly as your name or names
                                              appear hereon. When signing as
                                              attorney, executor, trustee,
                                              guardian, or authorized officer of
                                              a corporation or partner of a
                                              partnership, please give your
                                              title as such.
    / /  Please check if you plan to attend the Annual Meeting.

                           RURAL CELLULAR CORPORATION
                                     PROXY
                  ANNUAL MEETING OF SHAREHOLDERS--MAY 21, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Richard P. Ekstrand and Don C. Swenson, or either of them, proxies or proxy, with full power of substitution, to vote all shares of CLASS B COMMON STOCK OF Rural Cellular Corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 21, 1998 at 2:00 p.m., Minnesota time, at Alexandria, Minnesota, and at any adjournment thereof, as directed below with respect to the proposals set forth below, all as more fully described in the Proxy Statement, and in their discretion upon any other matter that may properly come before the meeting or any adjournment thereof.

1.  AMENDMENT TO SECTION 3.02 OF THE BYLAWS

            / /  FOR            / /  AGAINST            / /  ABSTAIN

2.  ELECTION OF DIRECTORS (for terms ending in 2001)

Jeffrey S. Gilbert                 / /  FOR                           / /  WITHHOLD AUTHORITY
Marvin C. Nicolai                  / /  FOR                           / /  WITHHOLD AUTHORITY

3. APPROVAL OF INCREASE IN NUMBER OF SHARES AUTHORIZED FOR 1995 STOCK COMPENSATION PLAN

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

            / /  FOR            / /  AGAINST            / /  ABSTAIN

5.  Upon such other matters as may properly come before the meeting.

    The power to vote granted by this Proxy may be exercised by the named individuals, jointly or singly, or their substitute(s), who are present and acting at said Annual Meeting or any adjournment of said Annual Meeting. The undersigned hereby revokes any and all prior proxies given by the undersigned to vote at this Annual Meeting.

    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S
(SHAREHOLDERS') INSTRUCTIONS. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSED NOMINEES AND "FOR" ITEMS 1, 3, AND 4.

    It is important that each shareholder complete, date, sign, and mail this Proxy as soon as possible.

                    PLEASE DO NOT FORGET TO DATE THIS PROXY
                                              Dated and Signed ___________, 1998
                                              __________________________________
                                              Signature of Shareholder
                                              __________________________________
                                              Signature of Shareholder, if
                                              jointly held

                                              IMPORTANT: Please date and sign
                                              exactly as your name or names
                                              appear hereon. When signing as
                                              attorney, executor, trustee,
                                              guardian, or authorized officer of
                                              a corporation or partner of a
                                              partnership, please give your
                                              title as such.
/ /  Please check if you plan to attend the Annual Meeting.

                             RURAL CELLULAR CORPORATION

                            1995 STOCK COMPENSATION PLAN
                       (AS AMENDED THROUGH FEBRUARY 27, 1998)

                                 TABLE OF CONTENTS


ITEM           DESCRIPTION                                                  PAGE
----           -----------                                                  ----

SECTION 1      Purpose; Definitions. . . . . . . . . . . . . . . . . . . . . 1

SECTION 2      Administration. . . . . . . . . . . . . . . . . . . . . . . . 3

SECTION 3      Stock Subject to Plan . . . . . . . . . . . . . . . . . . . . 4

SECTION 4      Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . 5

SECTION 5      Stock Options . . . . . . . . . . . . . . . . . . . . . . . . 5

SECTION 6      Stock Appreciation Rights . . . . . . . . . . . . . . . . . . 8

SECTION 7      Other Stock-Based Awards. . . . . . . . . . . . . . . . . . .10

SECTION 8      Change in Control Provisions. . . . . . . . . . . . . . . . .11

SECTION 9      Amendments and Termination. . . . . . . . . . . . . . . . . .13

SECTION 10     Unfunded Status of Plan . . . . . . . . . . . . . . . . . . .14

SECTION 11     General Provisions. . . . . . . . . . . . . . . . . . . . . .14

SECTION 12     Effective Date of Plan. . . . . . . . . . . . . . . . . . . .16

SECTION 13     Term of Plan. . . . . . . . . . . . . . . . . . . . . . . . .16


                             RURAL CELLULAR CORPORATION

                            1995 STOCK COMPENSATION PLAN
                       (AS AMENDED THROUGH FEBRUARY 27, 1998)


1.   Purpose; Definitions.

     The purpose of the Rural Cellular Corporation 1995 Stock Compensation Plan (the "Plan") is to enable Rural Cellular Corporation (the "Company"), and its Parents, Subsidiaries, and Affiliates, to attract, retain, and reward employees and to strengthen the mutuality of interests between such employees and the Company's shareholders, by offering such employees stock options and/or other equity-based incentives.

     In addition to definitions that may be contained elsewhere in this Plan, for purposes of the Plan, the following terms shall be defined as set forth below:

          (a) "Affiliate" means any entity other than the Company and its Parents and Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

          (b) "Award" means any Option, Stock Appreciation Right, or Other Stock-Based Award, or any other right, interest, or option relating to Stock or other securities of the Company granted pursuant to the provisions of this Plan.

          (c) "Award Agreement" means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder and signed by both the Company and the Participant.

          (d)  "Board" means the Board of Directors of the Company.

          (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

          (f) "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board. Where the Board has retained administrative authority with respect to the Plan, references herein to the "Committee" shall refer to the Board.

          (g) "Company" means Rural Cellular Corporation, a corporation organized under the laws of the State of Minnesota, or any successor corporation.

          (h) "Disability" means disability as determined under procedures established by the Committee for purposes of this Plan or, as applied to Incentive Stock Options, as defined in Section 22(e)(3) of the Code.

          (i)  [deleted]

          (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          (k) "Fair Market Value" means as of any given date, unless otherwise determined by the Committee in good faith, the closing bid price of the Stock as reported on The Nasdaq Small-Cap Market or, if the Stock is then traded on The Nasdaq National Market or a national or regional securities exchange, the closing price of the Stock on The Nasdaq National Market or such exchange.

          (l) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

          (m) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          (n) "Other Stock-Based Award" means an Award under Section 7 below that is valued in whole or in part by reference to, or is otherwise based on, Stock.

          (o) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting of an Award, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (p) "Participant" means any person who is selected by the Committee to receive an Award under the Plan.

          (q) "Plan" means this Rural Cellular Corporation 1995 Stock Compensation Plan, as hereafter amended from time to time.

          (r) "Stock" means the Class A Common Stock, $.01 par value per share, one vote per share, of the Company.

          (s) "Stock Appreciation Right" or "SAR" means the right to receive a payment in cash or Stock as determined by the Committee.

          (t) "Stock Option" or "Option" means any option to purchase shares of Stock granted pursuant to Section 5 below.

          (u) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     In addition, the term "Change in Control" shall have the meaning set forth in Section 8(b) below.

2.   Administration.

     The Plan shall be administered by a Committee of not fewer than two members of the Board, who shall be appointed by the Board and serve at the pleasure of the Board. The functions of the Committee specified in the Plan shall be exercised by the Board, if and to the extent that no Committee exists that has the authority to so administer the Plan, or to the extent that the Board retains authority to administer the Plan under specified circumstances. As to the selection of and grants of Awards to persons who are not subject to Sections 16(a) and 16(b) of the Exchange Act, the Committee may delegate any or all of its responsibilities to members of the Company's administration. The grants of Awards and determination of the terms thereof to persons who are subject to Sections 16(a) and 16(b) of the Exchange Act shall be made in a manner that satisfies the requirements of Rule 16b-3 under the Exchange Act, or any successor rule.

     The Committee shall have full power and authority, consistent with the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may be adopted by the Board:

          (a) to select the employees of the Company and any Parent, Subsidiary, or Affiliate to whom Awards may from time to time be granted hereunder;

          (b) to determine the type or types of Awards to be granted to employees hereunder;

          (c) to determine the number of shares of Stock to be covered by each Award granted hereunder:

          (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder;

          (e) to determine whether, to what extent, and under what circumstances an Award may be settled in cash, Stock or other property or canceled or suspended;

          (f) to determine whether, to what extent, and under what circumstances cash, Stock, and other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant;

          (g) to interpret and administer the Plan and any instrument or agreement entered into thereunder;

          (h) to establish such rules and regulations and appoint such agents as it shall deem appropriate for proper administration of the Plan; and

          (i) to make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

     Members of the Board and of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

     Decisions of the Committee shall be made in the Committee's sole discretion and shall be final, conclusive, and binding on all persons, including the Company, any Participant, any shareholder, and any employee of the Company or any Parent, Subsidiary, or Affiliate.

3.   Stock Subject to Plan.

     The total number of shares of Stock reserved and available for distribution under the Plan shall be 1,400,000 shares of Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     Subject to the possible adjustments described in the last paragraph of this
Section 3, the total number of shares of Stock reserved and authorized for issuance upon exercise of Incentive Stock Options shall be 1,400,000. To the extent that such shares are not used for Incentive Stock Options, they shall be available for other Awards to be granted under the Plan.

     If any shares of Stock subject to an Award are not issued to a Participant because an Option or SAR is not exercised or an Award is otherwise forfeited or any such Award otherwise terminates without a payment being made to the Participant in the form of Stock, such shares shall again be available for distribution in connection with future Awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, Stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, and in the number of shares subject to other outstanding Awards granted under the Plan as may be determined to be appropriate by the Board, in its sole discretion, provided that the number of shares subject to any Award shall always be a whole number. Any such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

4.   Eligibility.

     Officers, management, or highly compensated employees of the Company and any Subsidiary, Parent, or Affiliate are eligible to be granted Awards under the Plan. The Committee shall have the exclusive authority to determine what constitutes management or a "highly compensated employee" and in making such a determination shall take into consideration guidelines established by the Department of Labor and court decisions as to what constitutes a "select group of management or highly compensated employees."

5.   Stock Options.

     Stock Options may be granted alone, in addition to, or in tandem with other Awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Options may be issued with or without Stock Appreciation Rights.

     Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (a) EXERCISE PRICE. Except as provided in Section 5(i), the exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 85% of the Fair Market Value of the Stock on the date of grant.

          (b) OPTION TERM. Except as provided in Section 5(i) hereof, the term of each Stock Option shall be fixed by the Committee.

          (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that, except as provided in Sections 5(f), (g), and (h) and Section 8, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

          (d) METHOD OF EXERCISE. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period.

          Payment of the exercise price may be made by check, note (if approved by the Board), or such other instrument or method as the Committee may accept. If so provided in the related Award Agreement, payment in full or in part may also be made by delivery of Stock owned by the optionee for at least six months prior to the exercise of the Option (based on the Fair Market Value of the Stock on the date the Option is exercised, as determined by the Committee). Payment of the exercise price may be made through exercise of either Tandem SARs or Freestanding SARs held by the optionee.

          No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option after the optionee has given written notice of exercise, has paid in full for such Stock, and, if requested, has given the representation described in Section 11(a).

          (e) NONTRANSFERABILITY OF OPTIONS. Subject to Section 5(i) hereof, unless otherwise provided in the related Award Agreement, no Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules and regulations thereunder, and all Stock Options shall be exercisable during the optionee's lifetime only by the optionee.

          (f) TERMINATION BY DEATH. Subject to Section 5(i), if an optionee's employment by the Company or any Subsidiary, Parent, or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such Option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the

     Committee), by the legal representative of the optionee's estate or by any person who acquired the Option by will or the laws of descent and distribution, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (g) TERMINATION BY REASON OF DISABILITY. Subject to Section 5(i), if an optionee's employment by the Company or any Subsidiary, Parent, or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), until the expiration of the stated term of such Stock Option (unless otherwise specified by the Committee at the time of grant); provided, however, that, if the optionee dies prior to such expiration (or within such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (h) OTHER TERMINATION. Subject to Section 5(i), unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by the Company or any Subsidiary, Parent, or Affiliate terminates for any reason other than death or Disability, the Stock Option shall be exercisable, to the extent otherwise then exercisable, for the lesser of three months from the date of termination of employment or the balance of such Stock Option's term.

          (i) INCENTIVE STOCK OPTIONS. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

          To the extent required for "incentive stock option" status under
     Section 422 of the Code (taking into account applicable Internal Revenue Service regulations and pronouncements and court decisions), the Plan shall be deemed to provide:

               (i) that Incentive Stock Options may be granted only to employees of the Company or any Parent or Subsidiary of the Company;

               (ii) that the exercise price of any Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Stock as of the date of grant (110% for an optionee who owns stock possessing more than 10% of the voting power of all classes of stock of the Company or of a Parent or Subsidiary);

               (iii) that the maximum term of exercise for any Incentive Stock Option shall not exceed ten years (five years in the case of an optionee who owns stock possessing more than 10% of the voting power of all classes of stock of the Company or of a Parent or Subsidiary); and

               (iv) that Incentive Stock Options shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution and shall be exercisable, during the optionee's lifetime, only by the optionee.

          To the extent permitted under Section 422 of the Code or applicable regulations thereunder or any applicable Internal Revenue Service pronouncements:

               (i) if a Participant's employment is terminated by reason of death or Disability and the portion of any Incentive Stock Option that becomes exercisable during the post-termination period specified in
          Section 5(f) or (g) hereof exceeds the $100,000 limitation contained in Section 422(d) of the Code, such excess shall be treated as a Nonqualified Stock Option; and

               (ii) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such Option that exceeds the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Nonqualified Stock Option.

          (j) NO TANDEM OPTIONS. Options consisting of both an Incentive Stock Option and a Nonqualified Stock Option shall not be granted under the Plan.

6.   Stock Appreciation Rights.

          (a) GRANT AND EXERCISE. Stock Appreciation Rights may be granted either alone ("Freestanding SAR") or in addition to other Awards granted under the Plan and may, but need not, relate to all or part of any Stock Option granted under the Plan ("Tandem SAR"). In the case of a Nonqualified Stock Option, a Tandem SAR may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, a Tandem SAR may be granted only at the time of the grant of such Stock Option.

          A Tandem SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Tandem SAR is granted with respect to less than the full number of shares covered by a related Stock Option. Stock Options relating to exercised Tandem SARs shall no longer be exercisable to the extent that the related Tandem SARs have been exercised.

          A Stock Appreciation Right may be exercised, subject to Section 6(b), in accordance with the procedures established by the Committee for such purpose and as set forth in the related Award Agreement. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b).

          (b) TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

               (i) The exercise price of a Tandem SAR shall be the exercise price of the related Option. The exercise price of a Freestanding SAR shall be not less than 100% of the Fair Market Value of the Stock on the date of grant of the Freestanding SAR. Notwithstanding the foregoing, the Committee may unilaterally limit the appreciation in value of Stock attributable to an SAR at any time prior to its exercise.

               (ii) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent provided in the related Award Agreement; provided, however, that the exercise provisions of an SAR granted in tandem with an Incentive Stock Option shall be the same as the related Option.

               (iii) Upon the exercise of a Stock Appreciation Right, the holder shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock on the date of exercise, or such other date as the Committee shall specify in the Award Agreement, over the exercise price per share specified in the related Award Agreement multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in Stock, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the Stock on the date of exercise.

               (iv) Unless otherwise provided in the related Award Agreement, Stock Appreciation Rights shall not be transferable except under the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and shall be exercisable during the lifetime of the Participant only by the Participant.

               (v) Upon the exercise of a Stock Appreciation Right, any related Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan.

7.   Other Stock-Based Awards.

          (a) ADMINISTRATION. Other Awards of Stock or that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, performance shares, convertible preferred stock, convertible debentures, or exchangeable securities, may be granted either alone or in addition to or in tandem with Stock Options or Stock Appreciation Rights granted under the Plan.

          Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period.

          The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

          (b) TERMS AND CONDITIONS. Unless otherwise provided in the related Award Agreement, Stock subject to Awards made under this Section 7 may not be sold, assigned, transferred, pledged, or otherwise encumbered prior to the date on which the Stock is issued or, if later, the date on which any applicable restriction, performance, or deferral period lapses.

          The Participant shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

          Any Award under Section 7 and any Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

          In the event of the Participant's retirement, Disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed with respect to any or all of an Award under this
     Section 7.

          Each Award under this Section 7 shall be confirmed by, and subject to the terms of, an Award Agreement or other instrument entered into by the Company and the Participant.

          Stock (including securities convertible into Stock) issued on a bonus basis under this Section 7 may be issued for no cash consideration. The purchase price of any Stock (including securities convertible into Stock) subject to a purchase right awarded under this Section 7 shall be at least 85% of the Fair Market Value of the Stock on the date of grant.

8.   Change in Control Provisions.

          (a) IMPACT OF EVENT. In the event of a "Change in Control" as defined in Section 8(b), any Award granted under this Plan shall become fully exercisable and vested.

          (b) DEFINITION OF "CHANGE IN CONTROL." For purposes of Section 8(a), a "Change in Control" means the happening of any of the following:

               (i) A majority of the directors of the Company shall be persons other than persons

                    (A) For whose election proxies shall have been solicited by the Board, or

                    (B) Who are then serving as directors appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly-created directorships,

               (ii) 30% or more of the outstanding voting stock of the Company is acquired or beneficially owned (as defined in Rule 13d-3 under the Exchange Act or any successor rule thereto) by any person (other than the Company or a subsidiary of the Company) or group of persons acting in concert (other than the acquisition and beneficial ownership by a parent corporation or its wholly-owned subsidiaries, as long as they remain wholly-owned subsidiaries, of 100% of the outstanding voting stock of the Company as a result of a merger which complies with paragraph (iii)(A)(2) hereof in all respects), or

               (iii) The shareholders of the Company approve a definitive agreement or plan to

                    (A) Merge or consolidate the Company with or into another corporation other than

                         (1) a merger or consolidation with a subsidiary of the Company or

                         (2)  a merger in which

                              (a)  the Company is the surviving corporation,

                              (b) no outstanding voting stock of the Company (other than fractional shares) held by shareholders immediately prior to the merger is converted into cash, securities, or other property (except (i) voting stock of a parent corporation owning directly, or indirectly through wholly owned subsidiaries, both beneficially and of record 100% of the voting stock of the Company immediately after the merger and (ii) cash upon the exercise by holders of voting stock of the Company of statutory dissenters' rights),

                              (c) the persons who were the beneficial owners, respectively, of the outstanding common stock and outstanding voting stock of the Company immediately prior to such merger beneficially own, directly or indirectly, immediately after the merger, more than 70% of, respectively, the then outstanding common stock and the then outstanding voting stock of the surviving corporation or its parent corporation, and

                              (d) if voting stock of the parent corporation is exchanged for voting stock of the Company in the merger, all holders of any class or series of voting stock of the Company immediately prior to the merger have the right to receive substantially the same per share consideration in exchange for their voting stock of the Company as all other holders of such class or series,

                    (B) exchange, pursuant to a statutory exchange of shares of voting stock of the Company held by shareholders of the Company immediately prior to the exchange, shares of one or more classes or series of voting stock of the Company for cash, securities, or other property,

                    (C) sell or otherwise dispose of all or substantially all of the assets of the Company (in one transaction or a series of transactions), or

                    (D)  liquidate or dissolve the Company.

9.   Amendments and Termination.

     The Board may amend, alter, discontinue, or terminate the Plan, or any portion thereof, but no amendment, alteration, or discontinuation shall be made which would impair the vested rights of a Participant under any Award theretofore granted without the Participant's consent or which, without the approval of the Company's shareholders, would:

          (a) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

          (b) authorize an increase in the total number of shares reserved for issuance upon exercise of Incentive Stock Options;

          (c) decrease the option price of any Incentive Stock Option to less than 100% of the Fair Market Value on the date of grant;

          (d)  permit the issuance of Stock prior to payment in full therefor;

          (e) change the employees or class of employees eligible to participate in the Plan; or

          (f)  extend the maximum option period under Section 5(i) of the Plan.

     The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the vested rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one-for-one or other basis), including previously granted Stock Options having higher option exercise prices.

     Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

10.  Unfunded Status of Plan.

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

11.  General Provisions.

          (a) The Committee may require each person purchasing shares pursuant to a Stock Option or receiving shares pursuant to any other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any over-the-counter market on which the Stock is quoted, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (b) The Committee may at any time offer to buy out for a payment in cash or Stock an Award previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

          (c) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

          (d) Neither the adoption of this Plan nor the grant of any Award hereunder shall confer upon any employee of the Company or any Subsidiary, Parent, or Affiliate any right to continued employment with the Company or a Subsidiary, Parent, or Affiliate, as the case may be, or interfere in any way with the right of the Company or a Subsidiary, Parent, or Affiliate to terminate the employment of any of its employees at any time.

          (e) No later than the date as of which an amount first becomes includable in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and any Subsidiary, Parent, or Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. If so provided in the related Award Agreement, a Participant may authorize the withholding of shares of Stock otherwise deliverable upon exercise of an Option or the grant or vesting of an Award to satisfy any tax obligations arising from such exercise, grant, or vesting.

          (f) The actual or deemed reinvestment of dividends or dividend equivalents in additional Stock at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under
     Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan Awards).

          (g) To the extent that federal laws (such as the Code, the Exchange Act, or the Employee Retirement Income Security Act of 1974) do not otherwise control, this Plan and all Awards made and actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Minnesota.

          (h) Unless otherwise provided in the related Award Agreement, no rights granted hereunder may be assigned, transferred, pledged, or hypothecated (whether by operation of law or otherwise) or be subject to execution, attachment, or similar process, and any attempted assignment, transfer, pledge, hypothecation, or other disposition or levy of attachment or similar process upon any such right will be null and void and without effect.

          (i) If any term, provision, or portion of this Plan or any Award granted hereunder shall be deemed unenforceable or in violation of applicable law, such term, provision, or portion of the Plan or the Award shall be deemed severable from all other terms, provisions, or portions of this Plan or the Award or any other Awards granted hereunder, which shall otherwise continue in full force and effect.

12.  Effective Date of Plan.

     The Plan shall be effective as of September 30, 1995, subject to the approval of the Plan by a majority of the votes cast by the holders of the Company's Common Stock at the annual shareholders' meeting next following adoption of the Plan. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such shareholders.

13.  Term of Plan.

     No Incentive Stock Option shall be granted pursuant to the Plan on or after the tenth anniversary of the date of adoption of the Plan, but Incentive Stock Options granted prior to such tenth anniversary may extend beyond that date.
All other Awards may be granted at any time and for any period unless otherwise provided by the Plan.


                     -----------------------------------------


     Approved and adopted by the Board of Directors of Rural Cellular Corporation as of August 23, 1995, and approved by the shareholders on September 15, 1995. The number of shares originally reserved for this Plan has been adjusted to reflect a Stock split approved by the Board of Directors on November 28, 1995.

     This Plan has been restated to reflect:

          (i) an amendment adopted by the Board of Directors effective March 21, 1996, deleting Section 6(b)(vi);

          (ii)  amendments adopted by the Board of Directors effective
     October 18, 1996, to comply with changes in Rule 16b-3 under the Securities Exchange Act of 1934;

          (iii) an increase in the number of shares authorized to be issued under the Plan adopted by the Board of Directors effective December 18, 1996; and

          (iv) an increase in the number of shares authorized to be issued under the Plan adopted by the Board of Directors effective February 27, 1998 (subject to the approval of the Company's shareholders at the 1998 annual meeting).


                                         -17-